                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 11, 2008
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

    Maryland                         001-13533                   74-2830661
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(State or other jurisdiction of    (Commission File           (I.R.S. Employer
 incorporation or organization)        Number)              Identification No.)

  8140 Ward Parkway, Suite 300, Kansas City, MO                    64114
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 (Address of principal executive offices)                        (Zip Code)

                                 (816) 237-7000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 11, 2008, NovaStar Financial, Inc. and certain of its affiliates
(the "Company") entered into a Master Repurchase Agreements Waiver ("Waiver
Agreement") with Wachovia Bank, N.A. and certain of its affiliates ("Wachovia")
pursuant to which, for a period ending on March 11, 2008 (the "Waiver Period"),
Wachovia agreed not to enforce, and waived any breach or event of default that would otherwise have resulted solely from the Company's failure to comply with, the requirement under the Agreements described below that the Company maintain a specified adjusted tangible net worth. Further, the requirement under the
Agreements that the Company maintain liquidity of at least $30 million was amended to require the Company to maintain liquidity of at least $17 million during the Waiver Period. Wachovia expressly reserved the right to terminate the
Waiver Agreement prior to March 11, 2008, if any other event of default or breach occurs under the Agreements other than as described above.

The agreements affected by this Waiver Agreement are the following (the
"Agreements"), copies of which have previously been filed with the Securities and Exchange Commission:

         1. Master Repurchase Agreement (2007 Whole Loan) dated as of May 9,
2007 (the "Whole Loan Agreement"), among Wachovia Bank, National Association,
NFI Repurchase Corporation, NMI Repurchase Corporation, NMI Property Financing,
Inc., HomeView Lending, Inc., NovaStar Financial Inc., NFI Holding Corporation
and NovaStar Mortgage, Inc.

         2. Master Repurchase Agreement (2007 Non-investment Grade) dated as of
May 31, 2007 (the "Non-Investment Grade Securities Agreement"), among Wachovia
Investment Holdings, LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

         3. Master Repurchase Agreement (2007 Investment Grade) dated as of May
31, 2007 (the "Investment Grade Securities Agreement"), among Wachovia Bank,
National Association, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

         4. Master Repurchase Agreement (New York) dated as of July 6, 2007 (the
"NY Agreement"), between Wachovia Bank, National Association and NovaStar
Mortgage, Inc.

In addition to the financing agreements listed above, Wachovia also routinely engages in other ordinary course financial transactions with the Company, including but not limited to financial derivative transactions, and has acted as an underwriter for certain securitizations sponsored by the Company.

The foregoing is a summary of the terms of the Waiver Agreement. This summary is qualified in its entirety by reference to the full text of the Waiver Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.    Document
-----------    --------

10.1           Master Repurchase Agreements Waiver, dated February 11, 2008, by and among NovaStar Mortgage, Inc., NovaStar Certificates
               Financing LLC, NovaStar Certificates Financing Corporation, NFI
               Repurchase Corporation, NMI Repurchase Corporation, NMI Property
               Financing, Inc., HomeView Lending, Inc., NovaStar Financial,
               Inc., NFI Holding Corporation, Wachovia Bank, N.A. and Wachovia
               Investment Holdings, LLC.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NOVASTAR FINANCIAL, INC.

DATE:  February 15, 2008                    /s/ Rodney Schwatken
                                         ---------------------------------------
                                            Rodney Schwatken
                                            Chief Financial Officer

                               Index to Exhibits

Exhibit No.    Document
-----------    --------

10.1           Master Repurchase Agreements Waiver, dated February 11, 2008, by and among NovaStar Mortgage, Inc., NovaStar Certificates
               Financing LLC, NovaStar Certificates Financing Corporation, NFI
               Repurchase Corporation, NMI Repurchase Corporation, NMI Property
               Financing, Inc., HomeView Lending, Inc., NovaStar Financial,
               Inc., NFI Holding Corporation, Wachovia Bank, N.A. and Wachovia
               Investment Holdings, LLC.